SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

21.                               SUBSEQUENT EVENTS

(1)                                 On February 27, 2014, the Group declared a cash dividend in the amount of $0.16 per ADS. The cash dividend will be paid out of additional paid-in capital on April 15, 2014 to shareholders of record at the closure of business on March 28, 2014. The aggregate amount of cash dividends to be paid is approximately $11,000.

(2)                                 On March 25, 2014, the Company announced that the Company and some members of its senior management have jointly offered to repurchase or purchase 12 million unregistered ordinary shares of the Company from a co-founder and certain pre-IPO investors, including 2 million unregistered ordinary shares (equivalent to 1 million ADSs) from Mr. Jinbo Yao, co-founder of the Company, and 4 million and 6 million unregistered ordinary shares, respectively (equivalent to 2 million and 3 million ADSs, respectively), from CDH Xueda Limited and Warburg Pincus, LLC, the Company’s pre-IPO venture capital investors.

The privately negotiated aggregate price for the repurchase and purchases was approximately $31,100. The Company’s Board of Directors has approved to fund approximately $28,200 from the Company’s available working capital to repurchase approximately 10.9 million ordinary shares (equivalent to 5.4 million ADSs), which the Company intended to retire from its outstanding shares. Concurrently, certain members of the Company’s senior management will use their personal funds of approximately $2,900 to purchase approximately 1.1 million ordinary shares (equivalent to 555,000 ADSs).